UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 11, 2010

CDEX INC.
(Exact name of registrant as specified in its charter)

Nevada	000-49845	52-2336836
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4555 South Palo Verde, Suite 123 Tucson, Arizona	85714
(Address of principal executive offices)	(Zip Code)

(520) 745-5172 (Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

The CDEX INC. has received an offer for financing that involves changes in Management and the Board of Directors. The financing offer also requires certain modifications to existing Notes and their accompanying Stock Purchase Agreements, including conversion price and use of proceeds. The terms of the Notes were previously disclosed in the 8k filed February 23, 2010.  In order to put the Company in a position to receive a firm offer for such financing, the Company will seek approvals from Note holders regarding the necessary modifications

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDEX INC.

Date: August 11, 2010	By:	/s/ Stephen McCommon
Stephen McCommon, CFO